UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) As previously disclosed, on August 9, 2006, Microtune, Inc. (the “Company”) notified The Nasdaq Stock Market that it had not timely filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 with the Securities and Exchange Commission, or SEC. Therefore, the Company was not in compliance with Nasdaq’s filing requirement as set forth in Nasdaq Marketplace Rule 4310(c)(14). Nasdaq requires, among other things, that the Company timely file all required reports with the SEC. Consequently, on August 14, 2006, the Company received a staff determination letter from the staff of Nasdaq indicating that, as a result of not having timely filed the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 as required, the Company’s common stock would be delisted from The Nasdaq Global Market at the opening of business on August 23, 2006 unless the Company requested a hearing in accordance with Nasdaq Marketplace Rules 4800 through 4811. The Company requested a hearing, which was held on September 21, 2006.

On November 13, 2006, the Company formally notified The Nasdaq Stock Market that it had not timely filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 with the SEC. Therefore, the Company is not in compliance with Nasdaq’s filing requirement as set forth in Nasdaq Marketplace Rule 4310(c)(14). Consequently, on November 14, 2006, the Company received an additional staff determination letter from the staff of Nasdaq indicating that the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 as required serves as an additional basis for delisting the Company’s common stock from The Nasdaq Global Market.

The Company is not able to timely file a Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 that complies with the SEC’s rules because the previously announced internal investigation of the Company’s stock option grant practices by the Company’s Audit Committee has not been completed and the Company has determined that it must restate certain prior historical financial statements before it can file its Quarterly Reports on Form 10-Q for the quarter ended June 30, 2006 and September 30, 2006.

The Company has requested a temporary exception to the Nasdaq listing requirement that the Company timely file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006 and September 30, 2006 and has requested an extension of the deadlines for filing its delinquent Quarterly Reports and any necessary restated financial statements.

A copy of the Company’s press release issued on November 16, 2006, relating to the foregoing, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

All statements in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements that are subject to risks and uncertainties that could cause such statements to differ materially from actual future events or results. Such forward-looking statements are generally, but not necessarily, accompanied by words such as “plan,” “if,”

“estimate,” “expect,” “believe,” “could,” “would,” “anticipate,” “may,” or other words that convey uncertainty of future events or outcomes. Specific examples of forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements concerning the status of the internal investigation and preliminary conclusions of the Audit Committee of the Board of Directors, the length of time it may take for the Audit Committee to complete its investigation, and the timing of the filing of the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2006 and September 30, 2006 and any required restated financial statements. These forward-looking statements and other statements made elsewhere in this release are made in reliance, in part, on the Private Securities Litigation Reform Act of 1995. Factors which could cause actual results to differ from anticipated results include additional findings by the Audit Committee of the Company’s Board of Directors as a product of its investigation into the Company’s stock option grant practices, the impact of additional tax liabilities that have not yet been estimated, future rule-making, pronouncements or guidance by the SEC, PCAOB, NASDAQ or other regulatory agencies, the Company’s ability to introduce new products, achieve design wins, maintain customer and strategic partner relationships, forecast customer demand and manage inventory levels, control and budget expenses, protect proprietary technology and intellectual property, and successfully prosecute and defend any future litigation. Any one of these factors may cause the Company’s actual financial results to differ materially from its projected results. The forward-looking statements in this Current Report on Form 8-K speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, including forward-looking statements made herein relating to the nature and scope of the Audit Committee’s pending internal investigation and/or the preliminary conclusions reached by the Audit Committee. Readers are referred to our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings which discuss the foregoing factors as well as other important risk factors that could affect our business, results of operations and financial condition. As previously disclosed, the Company has determined that you should not rely on any of the financial statements or related footnote disclosures in the Company’s SEC reports or other financial information from 2001 through the first half of 2006 until the Company has filed all required restated financial statements and all delinquent Quarterly Reports on Form 10-Q. There can be no assurance concerning the results of the ongoing internal investigation, the timing of the filing of the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2006 and September 30, 2006, or the amount of time necessary to complete the required restatements of certain of the Company’s historical financial statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 16, 2006 announcing receipt of a staff determination letter from the staff of The Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

Date: November 16, 2006	By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated November 16, 2006 announcing receipt of a staff determination letter from the staff of The Nasdaq Stock Market.